EXHIBIT 32. - Certification of Chief Executive Officer and Chief Financial
              Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                    CERTIFICATION OF CEO AND CFO PURSUANT TO

                            18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of Australian-Canadian Oil Royalties Ltd. (the "Company") for the quarterly period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Andre Sakhai, President and Chief Executive Officer of the Company, and Mahnaz Nourmand, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their knowledge, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly represents, in all material respects, the financial condition and result of operations of the Company.

Dated: November 12, 2010                              /s/ ANDRE SAKHAI
                                                      -----------------
                                                      Andre Sakhai, President &
                                                      Chief Executive Officer



Dated: November 12, 2010                              /s/ MAHNAZ NOURMAND
                                                      --------------------
                                                      Mahnaz  Nourmand,
                                                      Chief Financial Officer



This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.